Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Terra Firma Technologies, Inc. f/k/a Highriver Acquisition Corporation (the "Company") on Form 10-QSB for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian Kawamura, President of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date: July 30, 2007                               By: /s/ Brian Kawamura
                                                     ---------------------------
                                                     Brian Kawamura
                                                     President and Director


A signed original of this written statement required by Section 906 has been provided to Terra Firma Technologies, Inc. f/k/a Highriver Acquisition Corp. and will be retained by Terra Firma Technologies, Inc. f/k/a Highriver Acquisition Corp. and furnished to the Securities and Exchange Commission or its staff upon request.